AMENDMENT

                                       OF

                             1996 STOCK OPTION PLAN

                                       OF

                            FREMONT GOLD CORPORATION

         FREMONT GOLD CORPORATION (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY AMEND IT 1996 STOCK OPTION PLAN:

         FIRST: By unanimous written consent of the directors of Fremont Gold Corporation, a resolution was duly adopted setting forth a proposed amendment to the 1996 Stock Option Plan of said Corporation, declaring said amendment to be advisable and seeking the approval and adoption of such amendment to 1996 Stock Option Plan by Stockholders of the Corporation, pursuant to the Delaware General Corporation Law. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that Article 3 to the 1996 Stock Option Plan of the Corporation be amended in the following manner:

                                           DELETE

                    "one million (1,000,000)" on the third line of Article 3. Common Stock Subject to the Plan

                                 ADDED IN ITS PLACE AND STEAD:

                    "two million (2,000,000)" on the third line of Article 3. Common Stock Subject to the Plan

         SECOND: That thereafter, by consent of the Stockholders of said Corporation in lieu of meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by the 1996 Stock Option Plan were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Article 13 of the 1996 Stock Option Plan.

         IN WITNESS WHEREOF, Fremont Gold Corporation has caused this Amendment to be signed by Michael J. Hopley, its President, and attested to by, its Secretary, this 21ST day of JUNE, 1999.

                                                    FREMONT GOLD CORPORATION

                                                    By: /s/ Michael J. Hopley
                                                        ------------------------
                                                    Michael J. Hopley, President

ATTEST:

By: /s/ Michael J. Hopley
    ----------------------------
    SECRETARY